Effective December 31, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Joshua P. Marston	2009	Investment Officer of MFS
Robert D. Persons	2006	Investment Officer of MFS

Effective December 31, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Joshua P. Marston	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 1999
Robert D. Persons	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2000

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